Exhibit 99.1
News Release

Contact:	Nick Alexopulos Corporate Communications 312-394-7417 Andrew Plenge Investor Relations 312-394-2345
EXELON REPORTS SECOND QUARTER 2022 RESULTS
Earnings Release Highlights
•GAAP Net Income of $0.47 per share and Adjusted (non-GAAP) Operating Earnings of $0.44 per share for the second quarter of 2022
•Reaffirming range for full year 2022 Adjusted (non-GAAP) Operating Earnings guidance of $2.18-$2.32 per share
•In line with previously announced plans, Exelon anticipates issuing up to $1.0 billion of registered shares of common stock through 2025. Exelon plans to establish a $1.0 billion at-the-market (ATM) program and anticipates issuing $500 million in 2022 through the ATM, a one-time common equity offering, or a combination of these methods.
•Strong utility reliability performance – every utility achieved top quartile in outage duration with ComEd specifically delivering their best-on-record CAIDI performance
•ComEd filed with the Illinois Commerce Commission (ICC) a proposed plan to promote beneficial electrification efforts in its service area
•DPL filed its first multi-year plan with the Maryland Public Service Commission (MDPSC) in May seeking an increase in base rates to support significant investments in the local energy grid and other customer experience improvements during the years 2023 to 2025

CHICAGO (Aug. 3, 2022) — Exelon Corporation (Nasdaq: EXC) today reported its financial results for the second quarter of 2022.

“Exelon is the leading transmission and distribution utility company in the nation, consistently delivering reliable results, and the second quarter is no exception,” said Chris Crane, Exelon President and CEO. “Our earnings and strong reliability from our energy companies were delivered despite challenging storms. At the same time, our ability to power a cleaner and brighter future for our customers and communities signifies how essential environmental, social and governance principles are to our company and our work leading the energy transformation.”

“During the second quarter, we continued to invest capital for the benefit of our customers and communities and delivered on earnings expectations, generating Adjusted (non-GAAP) Operating Earnings of $0.44 per share,” said Joe Nigro, Exelon’s Chief Financial Officer. “These investments will improve reliability and resiliency, enhance service for our customers and prepare the grid for a clean
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energy future. We reaffirm our full-year Adjusted (non-GAAP) Operating Earnings guidance range of $2.18 to $2.32 per share. We also are working hard to support our jurisdictions’ more vulnerable customers in making this transition to a cleaner future. Our industry-leading efforts to connect communities to financial assistance are a testament to those efforts.”
Second Quarter 2022
Exelon's GAAP Net Income from Continuing Operations for the second quarter of 2022 increased to $0.47 per share from $0.33 GAAP Net Income from Continuing Operations per share in the second quarter of 2021. Adjusted (non-GAAP) Operating Earnings for the second quarter of 2022 increased to $0.44 per share from $0.36 per share in the second quarter of 2021. For the reconciliations of GAAP Net Income from Continuing Operations to Adjusted (non-GAAP) Operating Earnings, refer to the tables beginning on page 4.
Adjusted (non-GAAP) Operating Earnings in the second quarter of 2022 primarily reflect:
•Higher utility earnings primarily due to higher electric distribution earnings at ComEd from higher allowed electric distribution ROE due to an increase in treasury rates and higher rate base and rate increases at PECO, BGE, and PHI, partially offset by the absence of favorable weather and volume at ACE as ACE became decoupled effective July 1, 2021, higher depreciation expense at BGE and PHI, and higher credit loss expense at PHI.
•Higher earnings at the Exelon holding company due to certain BSC costs that were historically allocated to Constellation Energy Generation, LLC (Generation) but are presented as part of continuing operations in Exelon’s results in the second quarter of 2021 as these costs do not qualify as expenses of the discontinued operations per the accounting rules, partially offset by higher interest expense.

Operating Company Results1
ComEd
ComEd's second quarter of 2022 GAAP Net Income increased to $227 million from $192 million in the second quarter of 2021. ComEd's Adjusted (non-GAAP) Operating Earnings for the second quarter of 2022 increased to $229 million from $195 million in the second quarter of 2021, primarily due to increases in electric distribution formula rate earnings (reflecting higher allowed electric distribution ROE due to an increase in treasury rates and the impacts of higher rate base). Due to revenue decoupling, ComEd's distribution earnings are not affected by actual weather or customer usage patterns.
PECO
PECO’s second quarter of 2022 GAAP Net Income increased to $133 million from $104 million in the second quarter of 2021. PECO's Adjusted (non-GAAP) Operating Earnings for the second quarter of 2022 increased to $134 million from $107 million in the second quarter of 2021, primarily due to distribution rate increases.
___________
1Exelon’s four business units include ComEd, which consists of electricity transmission and distribution operations in northern Illinois; PECO, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in southeastern Pennsylvania; BGE, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in central Maryland; and PHI, which consists of electricity transmission and distribution operations in the District of Columbia and portions of Maryland, Delaware, and New Jersey and retail natural gas distribution operations in northern Delaware.

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BGE
BGE’s second quarter of 2022 GAAP Net Income decreased to $37 million from $45 million in the second quarter of 2021. BGE's Adjusted (non-GAAP) Operating Earnings for the second quarter of 2022 decreased to $38 million from $48 million in the second quarter of 2021, primarily due to an increase in depreciation expense, partially offset by favorable impacts of the multi-year plans. Due to revenue decoupling, BGE's distribution earnings are not affected by actual weather or customer usage patterns.
PHI
PHI’s second quarter of 2022 GAAP Net Income decreased to $100 million from $141 million in the second quarter of 2021. PHI’s Adjusted (non-GAAP) Operating Earnings for the second quarter of 2022 decreased to $101 million from $144 million in the second quarter of 2021, primarily due to the absence of favorable weather and volume at ACE as ACE became decoupled effective July 1, 2021, an increase in depreciation expense, credit loss expense, contracting costs partially due to timing of maintenance projects, and timing of excess deferred tax amortization, partially offset by distribution rate increases. Due to revenue decoupling, PHI's distribution earnings related to Pepco Maryland, DPL Maryland, Pepco District of Columbia, and ACE are not affected by actual weather or customer usage patterns.
Recent Developments and Second Quarter Highlights
•DPL Maryland Electric Base Rate Case: On May 19, 2022, DPL filed an application for a three-year cumulative multi-year plan for January 1, 2023 through Dec. 31, 2025 with the MDPSC to increase its electric distribution rates by $23 million effective Jan. 1, 2023, $8 million effective January 1, 2024, and $7 million effective January 1, 2025, to recover capital investments made in 2021 and planned capital investments through the end of 2025, reflecting an ROE of 10.25%. DPL is proposing the acceleration of refunds for certain tax benefits to partially offset the customer rate increases by $12 million and $8 million in 2023 and 2024, respectively. DPL currently expects a decision in the fourth quarter of 2022, but cannot predict if the MDPSC will approve the application as filed.
•Financing Activities:
◦On May 24, 2022, PECO issued $350 million aggregate principal amount of its First and Refunding Mortgage Bonds, 4.600% Series due May 15, 2052. PECO used the proceeds to repay existing indebtedness and for general corporate purposes.
◦On June 6, 2022, BGE issued $500 million aggregate principal amount of its 4.550% notes due June 1, 2052. BGE used the proceeds to repay outstanding commercial paper obligations, repay existing indebtedness, and for general corporate purposes.
◦Exelon anticipates issuing up to $1.0 billion of registered shares of common stock through 2025. Exelon plans to establish a $1.0 billion ATM program, under which Exelon can issue registered shares of common stock through designated broker-dealers at prevailing market prices. Exelon anticipates issuing $500 million in 2022 through the ATM, a one-time common equity offering, or a combination of these methods.

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GAAP/Adjusted (non-GAAP) Operating Earnings Reconciliation
Adjusted (non-GAAP) Operating Earnings for the second quarter of 2022 do not include the following items (after tax) that were included in reported GAAP Net Income from Continuing Operations:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2022 GAAP Net Income (Loss) from Continuing Operations	$0.47	$465	$227	$133	$37	$100
Separation Costs (net of taxes of $3, $1, $0, $0, and $1, respectively)	0.01	10	2	1	1	2
Income Tax-Related Adjustments (entire amount represents tax expense)	(0.04)	(43)	—	—	—	—
2022 Adjusted (non-GAAP) Operating Earnings	$0.44	$433	$229	$134	$38	$101
Adjusted (non-GAAP) Operating Earnings for the second quarter of 2021 do not include the following items (after tax) that were included in reported GAAP Net Income from Continuing Operations:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2021 GAAP Net Income (Loss) from Continuing Operations	$0.33	$326	$192	$104	$45	$141
Mark-to-Market Impact of Economic Hedging Activities (net of taxes of $1)	—	3	—	—	—	—
Cost Management Program (net of taxes of $0)	—	1	—	—	—	—
COVID-19 Direct Costs (net of taxes of $1, $0, $0, and $1, respectively)	—	4	—	1	1	2
Acquisition Related Costs (net of taxes of $1)	—	2	—	—	—	—
ERP System Implementation Costs (net of taxes of $1)	—	2	—	—	—	—
Separation Costs (net of taxes of $6, $1, $1, $1, and $1, respectively)	0.01	10	2	1	1	2
2021 Adjusted (non-GAAP) Operating Earnings	$0.36	$348	$195	$107	$48	$144

Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP Net Income (Loss) from Continuing Operations and Adjusted (non-GAAP) Operating Earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2022 and 2021 ranged from 24.0% to 29.0%.

Webcast Information
Exelon will discuss second quarter 2022 earnings in a conference call scheduled for today at 9 a.m. Central Time (10 a.m. Eastern Time). The webcast and associated materials can be accessed at www.exeloncorp.com/investor-relations.
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About Exelon
Exelon is a Fortune 200 company and the nation’s largest utility company, serving more than 10 million customers through six fully regulated transmission and distribution utilities — Atlantic City Electric (ACE), Baltimore Gas and Electric (BGE), Commonwealth Edison (ComEd), Delmarva Power & Light (DPL), PECO Energy Company (PECO), and Potomac Electric Power Company (Pepco). More than 18,000 Exelon employees dedicate their time and expertise to supporting our communities through reliable, affordable and efficient energy delivery, workforce development, equity, economic development and volunteerism. Follow Exelon on Twitter @Exelon.
Non-GAAP Financial Measures
In addition to net income as determined under generally accepted accounting principles in the United States (GAAP), Exelon evaluates its operating performance using the measure of Adjusted (non-GAAP) Operating Earnings because management believes it represents earnings directly related to the ongoing operations of the business. Adjusted (non-GAAP) Operating Earnings exclude certain costs, expenses, gains and losses, and other specified items. This measure is intended to enhance an investor’s overall understanding of period over period operating results and provide an indication of Exelon’s baseline operating performance excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this measure is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. Adjusted (non-GAAP) Operating Earnings is not a presentation defined under GAAP and may not be comparable to other companies’ presentation. Exelon has provided the non-GAAP financial measure as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. Adjusted (non-GAAP) Operating Earnings should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP Net Income measures provided in this earnings release and attachments. This press release and earnings release attachments provide reconciliations of Adjusted (non-GAAP) Operating Earnings to the most directly comparable financial measures calculated and presented in accordance with GAAP, are posted on Exelon’s website: www.exeloncorp.com, and have been furnished to the Securities and Exchange Commission on Form 8-K on Aug. 3, 2022.
Cautionary Statements Regarding Forward-Looking Information
This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.
The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2021 Annual Report on Form 10-K filed with the SEC on February 25, 2022 in Part I, ITEM 1A. Risk Factors; (2) the Registrants' Current Report on Form 8-K filed with the SEC on June 30, 2022 to recast Exelon's consolidated financial statements and certain other financial information originally included in the 2021 Form 10-K in (a) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (b) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 17, Commitments and Contingencies; (3) the
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Registrants' Second Quarter 2022 Quarterly Report on Form 10-Q (to be filed on Aug. 3, 2022) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 12, Commitments and Contingencies; and (4) other factors discussed in filings with the SEC by the Registrants.
Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.

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Earnings Release Attachments

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Three Months Ended June 30, 2022
Operating revenues	$1,425	$816	$786	$1,221	$(9)	$4,239
Operating expenses
Purchased power and fuel	283	283	289	420	(1)	1,274
Operating and maintenance	338	215	205	292	59	1,109
Depreciation and amortization	328	93	152	240	17	830
Taxes other than income taxes	90	48	71	114	7	330
Total operating expenses	1,039	639	717	1,066	82	3,543
Loss on sales of assets and businesses	(2)	—	—	—	—	(2)
Operating income (loss)	384	177	69	155	(91)	694
Other income and (deductions)
Interest expense, net	(104)	(43)	(36)	(73)	(102)	(358)
Other, net	13	8	5	19	130	175
Total other (deductions) and income	(91)	(35)	(31)	(54)	28	(183)
Income (loss) from continuing operations before income taxes	293	142	38	101	(63)	511
Income taxes	66	9	1	1	(31)	46
Net income (loss) from continuing operations after income taxes	227	133	37	100	(32)	465
Net income from discontinued operations after income taxes	—	—	—	—	—	—
Net income (loss)	227	133	37	100	(32)	465
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to common shareholders	$227	$133	$37	$100	$(32)	$465

Three Months Ended June 30, 2021
Operating revenues	$1,517	$693	$682	$1,140	$(12)	$4,020
Operating expenses
Purchased power and fuel	500	207	219	396	(1)	1,321
Operating and maintenance	323	209	193	256	92	1,073
Depreciation and amortization	296	87	141	194	18	736
Taxes other than income taxes	77	49	67	109	12	314
Total operating expenses	1,196	552	620	955	121	3,444
Gain on sales of assets and businesses	—	—	—	—	4	4
Operating income (loss)	321	141	62	185	(129)	580
Other income and (deductions)
Interest expense, net	(98)	(42)	(34)	(67)	(83)	(324)
Other, net	15	7	9	20	22	73
Total other deductions	(83)	(35)	(25)	(47)	(61)	(251)
Income (loss) from continuing operations before income taxes	238	106	37	138	(190)	329
Income taxes	46	2	(8)	(3)	(34)	3
Net income (loss) from continuing operations after income taxes	192	104	45	141	(156)	326
Net income from discontinued operations after income taxes	—	—	—	—	150	150
Net income (loss)	192	104	45	141	(6)	476
Net income attributable to noncontrolling interests	—	—	—	—	75	75
Net income (loss) attributable to common shareholders	$192	$104	$45	$141	$(81)	$401

Change in Net income from continuing operations 2021 to 2022	$35	$29	$(8)	$(41)	$124	$139

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Six Months Ended June 30, 2022
Operating revenues	$3,158	$1,863	$1,940	$2,626	$(21)	$9,566
Operating expenses
Purchased power and fuel	921	689	743	999	—	3,352
Operating and maintenance	689	463	423	591	122	2,288
Depreciation and amortization	649	185	322	459	32	1,647
Taxes other than income taxes	185	95	148	233	23	684
Total operating expenses	2,444	1,432	1,636	2,282	177	7,971
Loss on sales of assets and businesses	(2)	—	—	—	—	(2)
Operating income (loss)	712	431	304	344	(198)	1,593
Other income and (deductions)
Interest expense, net	(204)	(84)	(71)	(143)	(195)	(697)
Other, net	26	16	11	37	223	313
Total other (deductions) and income	(178)	(68)	(60)	(106)	28	(384)
Income (loss) from continuing operations before income taxes	534	363	244	238	(170)	1,209
Income taxes	119	24	10	8	102	263
Net income (loss) from continuing operations after income taxes	415	339	234	230	(272)	946
Net income from discontinued operations after income taxes	—	—	—	—	117	117
Net income (loss)	415	339	234	230	(155)	1,063
Net income attributable to noncontrolling interests	—	—	—	—	1	1
Net income (loss) attributable to common shareholders	$415	$339	$234	$230	$(156)	$1,062

Six Months Ended June 30, 2021
Operating revenues	$3,052	$1,582	$1,656	$2,384	$(22)	$8,652
Operating expenses
Purchased power and fuel	1,025	523	550	874	—	2,972
Operating and maintenance	639	443	390	513	170	2,155
Depreciation and amortization	589	173	293	404	35	1,494
Taxes other than income taxes	153	92	139	222	25	631
Total operating expenses	2,406	1,231	1,372	2,013	230	7,252
Gain on sales of assets and businesses	—	—	—	—	4	4
Operating income (loss)	646	351	284	371	(248)	1,404
Other income and (deductions)
Interest expense, net	(193)	(80)	(67)	(134)	(169)	(643)
Other, net	22	12	16	36	45	131
Total other (deductions)	(171)	(68)	(51)	(98)	(124)	(512)
Income (loss) from continuing operations before income taxes	475	283	233	273	(372)	892
Income taxes	85	12	(21)	5	(39)	42
Equity in earnings of unconsolidated affiliates	—	—	—	1	—	1
Net income (loss) from continuing operations after income taxes	390	271	254	269	(333)	851
Net (loss) from discontinued operations after income taxes	—	—	—	—	(640)	(640)
Net income (loss)	390	271	254	269	(973)	211
Net income attributable to noncontrolling interests	—	—	—	—	99	99
Net income (loss) attributable to common shareholders	$390	$271	$254	$269	$(1,072)	$112

Change in Net income from continuing operations 2021 to 2022	$25	$68	$(20)	$(39)	$61	$95
__________
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.

Exelon
Consolidated Balance Sheets
(unaudited)
(in millions)

	June 30, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$816	$672
Restricted cash and cash equivalents	961	321
Accounts receivable
Customer accounts receivable	2,219	2,189
Customer allowance for credit losses	(354)	(320)
Customer accounts receivable, net	1,865	1,869
Other accounts receivable	1,403	1,068
Other allowance for credit losses	(81)	(72)
Other accounts receivable, net	1,322	996
Inventories, net
Fossil fuel	133	105
Materials and supplies	491	476
Regulatory assets	1,239	1,296
Other	515	387
Current assets of discontinued operations	—	7,835
Total current assets	7,342	13,957
Property, plant, and equipment, net	66,456	64,558
Deferred debits and other assets
Regulatory assets	8,350	8,224
Goodwill	6,630	6,630
Receivable related to Regulatory Agreement Units	2,265	—
Investments	235	250
Other	1,017	885
Property, plant, and equipment, deferred debits, and other assets of discontinued operations	—	38,509
Total deferred debits and other assets	18,497	54,498
Total assets	$92,295	$133,013

	June 30, 2022	December 31, 2021
Liabilities and shareholders’ equity
Current liabilities
Short-term borrowings	$2,003	$1,248
Long-term debt due within one year	505	2,153
Accounts payable	2,451	2,379
Accrued expenses	1,057	1,137
Payables to affiliates	5	5
Regulatory liabilities	411	376
Mark-to-market derivative liabilities	—	18
Unamortized energy contract liabilities	11	89
Other	1,588	766
Current liabilities of discontinued operations	—	7,940
Total current liabilities	8,031	16,111
Long-term debt	35,789	30,749
Long-term debt to financing trusts	390	390
Deferred credits and other liabilities
Deferred income taxes and unamortized investment tax credits	11,240	10,611
Regulatory liabilities	8,513	9,628
Pension obligations	1,406	2,051
Non-pension postretirement benefit obligations	800	811
Asset retirement obligations	275	271
Mark-to-market derivative liabilities	103	201
Unamortized energy contract liabilities	38	146
Other	2,054	1,573
Long-term debt, deferred credits, and other liabilities of discontinued operations	—	25,676
Total deferred credits and other liabilities	24,429	50,968
Total liabilities	68,639	98,218
Commitments and contingencies
Shareholders’ equity
Common stock	20,319	20,324
Treasury stock, at cost	(123)	(123)
Retained earnings	4,161	16,942
Accumulated other comprehensive loss, net	(701)	(2,750)
Total shareholders’ equity	23,656	34,393
Noncontrolling interests	—	402
Total equity	23,656	34,795
Total liabilities and shareholders’ equity	$92,295	$133,013

Exelon
Consolidated Statements of Cash Flows
(unaudited)
(in millions)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities
Net income	$1,063	$211
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation, amortization, and accretion, including nuclear fuel and energy contract amortization	1,854	4,180
Asset impairments	—	500
Gain on sales of assets and businesses	(8)	(83)
Deferred income taxes and amortization of investment tax credits	143	(163)
Net fair value changes related to derivatives	(59)	(490)
Net realized and unrealized losses (gains) on NDT funds	205	(376)
Net unrealized losses (gains) on equity investments	16	(96)
Other non-cash operating activities	276	(331)
Changes in assets and liabilities:
Accounts receivable	(795)	(16)
Inventories	12	1
Accounts payable and accrued expenses	544	(87)
Option premiums (paid) received, net	(39)	2
Collateral received, net	1,689	957
Income taxes	23	190
Regulatory assets and liabilities, net	(376)	(276)
Pension and non-pension postretirement benefit contributions	(585)	(559)
Other assets and liabilities	(723)	(2,426)
Net cash flows provided by operating activities	3,240	1,138
Cash flows from investing activities
Capital expenditures	(3,507)	(4,040)
Proceeds from NDT fund sales	488	4,438
Investment in NDT funds	(516)	(4,538)
Collection of DPP	169	2,209
Proceeds from sales of assets and businesses	16	724
Other investing activities	4	17
Net cash flows used in investing activities	(3,346)	(1,190)
Cash flows from financing activities
Changes in short-term borrowings	(597)	(666)
Proceeds from short-term borrowings with maturities greater than 90 days	1,150	500
Repayments on short-term borrowings with maturities greater than 90 days	(350)	—
Issuance of long-term debt	5,151	2,455
Retirement of long-term debt	(1,707)	(630)
Dividends paid on common stock	(663)	(747)
Proceeds from employee stock plans	17	47
Transfer of cash, restricted cash, and cash equivalents to Constellation	(2,594)	—
Other financing activities	(84)	(64)
Net cash flows provided by financing activities	323	895
Increase in cash, restricted cash, and cash equivalents	217	843
Cash, restricted cash, and cash equivalents at beginning of period	1,619	1,166
Cash, restricted cash, and cash equivalents at end of period	$1,836	$2,009

Exelon
Reconciliation of GAAP Net Income (Loss) from Continuing Operations to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Three Months Ended June 30, 2022 and 2021
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2021 GAAP Net Income (Loss) from Continuing Operations	$0.33	$192		$104		$45		$141		$(156)	$326
Mark-to-Market Impact of Economic Hedging Activities (net of taxes of $1)	—	—		—		—		—		3	3
Cost Management Program (net of taxes of $0)	—	—		—		—		—		1	1
COVID-19 Direct Costs (net of taxes of $0, $0, $1, and $1 respectively) (1)	—	—		1		1		2		—	4
Acquisition Related Costs (net of taxes of $1) (2)	—	—		—		—		—		2	2
ERP System Implementation Costs (net of taxes of $1) (3)	—	—		—		—		—		2	2
Separation Costs (net of taxes of $1, $1, $1, $1, $2 and $6, respectively) (4)	0.01	2		1		1		2		4	10
2021 Adjusted (non-GAAP) Operating Earnings (Loss)	$0.36	$195		$107		$48		$144		$(146)	$348

Year Over Year Effects on Adjusted (non-GAAP) Operating Earnings:
Weather	$(0.01)	$—	(b)	$(1)		$—	(b)	$(4)	(b)	$—	$(5)
Load	(0.01)	—	(b)	1		—	(b)	(9)	(b)	—	(8)
Distribution and Transmission Rates (6)	0.09	30	(c)	27	(c)	13	(c)	23	(c)	—	93
Other Energy Delivery (7)	0.10	59	(c)	6	(c)	8	(c)	30	(c)	—	103
Operating and Maintenance Expense (8)	(0.06)	(15)		(7)		(13)		(28)		9	(54)
Pension and Non-Pension Postretirement Benefits	0.01	5		2		2		—		3	12
Depreciation and Amortization Expense (9)	(0.07)	(23)		(4)		(8)		(33)		—	(68)
Other (10)	0.01	(22)		3		(12)		(22)		65	12
Total Year Over Year Effects on Adjusted (non-GAAP) Operating Earnings	$0.08	$34		$27		$(10)		$(43)		$77	$85

2022 GAAP Net Income (Loss) from Continuing Operations	$0.47	$227		$133		$37		$100		$(32)	$465
Separation Costs (net of taxes of $1, $0, $0, $1, $1, and $4, respectively) (4)	0.01	2		1		1		2		4	10
Income Tax-Related Adjustments (entire amount represents tax expense) (5)	(0.04)	—		—		—		—		(43)	(43)
2022 Adjusted (non-GAAP) Operating Earnings (Loss)	$0.44	$229		$134		$38		$101		$(69)	$433
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP Net Income from Continuing Operations and Adjusted (non-GAAP) Operating Earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2022 and 2021 ranged from 24.0% to 29.0%.

(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)For regulatory recovery mechanisms, including ComEd’s distribution formula rate and energy efficiency formula, ComEd, PECO, BGE, and PHI utilities transmission formula rates, and riders across all utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure and ROE (which impact net earnings).
(1)Represents direct costs related to COVID-19 consisting primarily of costs to acquire personal protective equipment, costs for cleaning supplies and services, and costs to hire healthcare professionals to monitor the health of employees, which are recorded in Operating and maintenance expense.
(2)Reflects certain BSC costs related to the acquisition of Electricite de France SA's (EDF's) interest in CENG, which was completed in the third quarter of 2021, that were historically allocated to Constellation Energy Generation, LLC (Generation) but are presented as part of continuing operations in Exelon’s results as these costs do not qualify as expenses of the discontinued operations per the accounting rules.
(3)Reflects costs related to a multi-year Enterprise Resource Program (ERP) system implementation, which are recorded in Operating and maintenance expense.
(4)Represents costs related to the separation primarily comprised of system-related costs, third-party costs paid to advisors, consultants, lawyers, and other experts assisting in the separation, and employee-related severance costs, which are recorded in Operating and maintenance expense.
(5)In connection with the separation, Exelon recorded a one-time impact associated with a state tax benefit.
(6)For ComEd, reflects increased electric distribution revenues due to higher allowed electric distribution ROE driven by an increase in treasury rates and higher rate base. For PECO, reflects increased revenue primarily due to distribution rate increases. For BGE, reflects increased revenue due to distribution rate increases. For PHI, reflects increased revenue primarily due to distribution rate increases.

(7)For ComEd, reflects increased electric distribution, transmission, and energy efficiency revenues due to higher fully recoverable costs. For PHI, includes the regulatory asset amortization of the ACE Power Purchase Agreement termination obligation recorded in the first quarter of 2022, which is fully recoverable.
(8)Represents Operating and maintenance expense, excluding pension and non-pension postretirement benefits. For PHI, primarily reflects increased credit loss expense and higher contracting costs partially due to timing of maintenance projects. For Corporate, primarily reflects two offsetting items: 1) lower BSC costs that were historically allocated to Generation but are presented as part of continuing operations in Exelon’s results as these costs do not qualify as expenses of the discontinued operations per the accounting rules and 2) an increase in Operating and maintenance expense with an offsetting increase in other income for costs billed to Constellation for services provided by Exelon through the Transition Services Agreement (TSA).
(9)Reflects ongoing capital expenditures across all utilities. For ComEd, also reflects increased amortization of deferred energy efficiency costs. For PHI, also includes the regulatory asset amortization of the ACE Power Purchase Agreement termination obligation recorded in the first quarter of 2022, which is fully recoverable in Other Energy Delivery.
(10)For ComEd, includes increased taxes related to the Energy Transition Assistance Charge rider which are fully recoverable in Other Energy Delivery. For PHI, reflects the timing of tax expense driven by the timing of excess deferred tax amortization, which will reverse by the end of the year. For Corporate, primarily reflects an increase in other income for costs billed to Constellation for services provided by Exelon through the TSA with an offsetting increase in Operating and maintenance expense.

Exelon
Reconciliation of GAAP Net Income (Loss) from Continuing Operations to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Six Months Ended June 30, 2022 and 2021
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2021 GAAP Net Income (Loss) from Continuing Operations	$0.87	$390		$271		$254		$269		$(333)	$851
Mark-to-Market Impact of Economic Hedging Activities (net of taxes of $1)	—	—		—		—		—		3	3
Cost Management Program (net of taxes of $0)	—	—		—		—		—		1	1
COVID-19 Direct Costs (net of taxes of $1, $1, $1 and $3, respectively) (1)	0.01	—		2		1		2		—	5
Acquisition Related Costs (net of taxes of $3) (2)	0.01	—		—		—		—		7	7
ERP System Implementation Costs (net of taxes of $0, $0, $0, $1 and $1, respectively) (3)	0.01	—		1		1		1		4	7
Separation Costs (net of taxes of $1, $1, $1, $1, $2 and $6, respectively) (4)	0.02	3		2		2		3		5	15
Income Tax-Related Adjustments (entire amount represents tax expense)	—	—		—		—		—		(2)	(2)
2021 Adjusted (non-GAAP) Operating Earnings (Loss)	$0.91	$393		$277		$258		$274		$(315)	$887

Year Over Year Effects on Adjusted (non-GAAP) Operating Earnings:
Weather	$(0.01)	$—	(b)	$(7)		$—	(b)	$(3)	(b)	$—	$(10)
Load	0.01	—	(b)	10		—	(b)	(4)	(b)	—	6
Distribution and Transmission Rates (6)	0.17	43	(c)	63	(c)	19	(c)	49	(c)	—	174
Other Energy Delivery (7)	0.19	107	(c)	16	(c)	29	(c)	39	(c)	—	191
Operating and Maintenance Expense (8)	(0.14)	(42)		(18)		(29)		(57)		10	(136)
Pension and Non-Pension Postretirement Benefits	0.02	10		3		4		1		6	24
Depreciation and Amortization Expense (9)	(0.11)	(42)		(9)		(21)		(40)		1	(111)
Other (10)	0.04	(47)		7		(22)		(21)		123	40
Total Year Over Year Effects on Adjusted (non-GAAP) Operating Earnings	$0.17	$29		$65		$(20)		$(36)		$140	$178

2022 GAAP Net Income (Loss) from Continuing Operations	$0.96	$415		$339		$234		$230		$(272)	$946
ERP System Implementation Costs (net of taxes of $0) (3)	—	—		—		—		—		1	1
Separation Costs (net of taxes of $3, $1, $1, $2, $3, and $11, respectively) (4)	0.03	7		3		4		5		8	27
Income Tax-Related Adjustments (entire amount represents tax expense) (5)	0.09	—		—		—		3		89	92
2022 Adjusted (non-GAAP) Operating Earnings (Loss)	$1.08	$422		$342		$238		$238		$(175)	$1,065
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP Net Income from Continuing Operations and Adjusted (non-GAAP) Operating Earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2022 and 2021 ranged from 24.0% to 29.0%.
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)For regulatory recovery mechanisms, including ComEd’s distribution formula rate and energy efficiency formula, ComEd, PECO, BGE, and PHI utilities transmission formula rates, and riders across all utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure and ROE (which impact net earnings).
(1)Represents direct costs related to COVID-19 consisting primarily of costs to acquire personal protective equipment, costs for cleaning supplies and services, and costs to hire healthcare professionals to monitor the health of employees, which are recorded in Operating and maintenance expense.
(2)Reflects certain BSC costs related to the acquisition of Electricite de France SA's (EDF's) interest in CENG, which was completed in the third quarter of 2021, that were historically allocated to Constellation Energy Generation, LLC (Generation) but are presented as part of continuing operations in Exelon’s results as these costs do not qualify as expenses of the discontinued operations per the accounting rules.
(3)Reflects costs related to a multi-year Enterprise Resource Program (ERP) system implementation, which are recorded in Operating and maintenance expense.
(4)Represents costs related to the separation primarily comprised of system-related costs, third-party costs paid to advisors, consultants, lawyers, and other experts assisting in the separation, and employee-related severance costs, which are recorded in Operating and maintenance expense.
(5)In connection with the separation, Exelon recorded an income tax expense primarily due to the long-term marginal state income tax rate change, the recognition of valuation allowances against the net deferred tax assets positions for certain standalone state filing jurisdictions, and nondeductible transaction costs partially offset by a one-time impact associated with a state tax benefit.
(6)For ComEd, reflects increased electric distribution revenues due to higher allowed electric distribution ROE driven by an increase in treasury rates and higher rate base. For PECO, reflects increased revenue primarily due to distribution rate increases. For BGE, reflects increased revenue due to distribution and transmission rate increases. For PHI, reflects increased revenue primarily due to distribution rate increases.

(7)For ComEd, reflects increased electric distribution, transmission, and energy efficiency revenues due to higher fully recoverable costs. For PHI, includes the regulatory asset amortization of the ACE Power Purchase Agreement termination obligation recorded in the first quarter of 2022, which is fully recoverable.
(8)Represents Operating and maintenance expense, excluding pension and non-pension postretirement benefits. For ComEd, primarily reflects the voluntary customer refund related to the ICC investigation of matters identified in the Deferred Prosecution Agreement. For BGE, reflects higher credit loss expense. For PHI, includes increased storm costs, increased credit loss expense, and higher contracting costs partially due to timing of maintenance projects. For Corporate, primarily reflects two offsetting items: 1) lower BSC costs that were historically allocated to Generation but are presented as part of continuing operations in Exelon’s results as these costs do not qualify as expenses of the discontinued operations per the accounting rules (YTD Q2 2022 includes one month of costs for the period prior to the separation compared to six months of costs included in YTD Q2 2021) and 2) an increase in Operating and maintenance expense with an offsetting increase in other income for costs billed to Constellation for services provided by Exelon through the Transition Services Agreement (TSA).
(9)Reflects ongoing capital expenditures across all utilities. For ComEd, also reflects increased amortization of deferred energy efficiency costs. For PHI, includes the regulatory asset amortization of the ACE Power Purchase Agreement termination obligation recorded in the first quarter of 2022, which is fully recoverable in Other Energy Delivery.
(10)For ComEd, includes increased taxes related to the Energy Transition Assistance Charge rider which are fully recoverable in Other Energy Delivery. For PECO, includes an increase in tax repairs deduction. For PHI, primarily reflects increased interest expense and the timing of tax expense driven by the timing of excess deferred tax amortization, which will reverse by the end of the year. For Corporate, primarily reflects an increase in other income for costs billed to Constellation for services provided by Exelon through the TSA with an offsetting increase in Operating and maintenance expense.

ComEd Statistics
Three Months Ended June 30, 2022 and 2021

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2022	2021	% Change	Weather - Normal % Change	2022	2021	% Change
Electric Deliveries and Revenues(a)
Residential	6,617	6,558	0.9%	(0.1)%	$819	$759	7.9%
Small commercial & industrial	7,198	7,101	1.4%	1.1%	312	377	(17.2)%
Large commercial & industrial	6,641	6,368	4.3%	4.4%	11	138	(92.0)%
Public authorities & electric railroads	186	203	(8.4)%	(8.6)%	5	11	(54.5)%
Other(b)	—	—	n/a	n/a	234	214	9.3%
Total electric revenues(c)	20,642	20,230	2.0%	1.7%	1,381	1,499	(7.9)%
Other Revenues(d)					44	18	144.4%
Total Electric Revenues					$1,425	$1,517	(6.1)%
Purchased Power					$283	$500	(43.4)%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	713	627	697	13.7%	2.3%
Cooling Degree-Days	377	391	266	(3.6)%	41.7%

Six Months Ended June 30, 2022 and 2021

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2022	2021	% Change	Weather - Normal % Change	2022	2021	% Change
Electric Deliveries and Revenues(a)
Residential	13,368	13,243	0.9%	(0.7)%	$1,675	$1,502	11.5%
Small commercial & industrial	14,702	14,366	2.3%	1.7%	736	744	(1.1)%
Large commercial & industrial	13,388	12,847	4.2%	4.0%	165	271	(39.1)%
Public authorities & electric railroads	443	470	(5.7)%	(5.9)%	20	22	(9.1)%
Other(b)	—	—	n/a	n/a	472	433	9.0%
Total electric revenues(c)	41,901	40,926	2.4%	1.6%	3,068	2,972	3.2%
Other Revenues(d)					90	80	12.5%
Total Electric Revenues					$3,158	$3,052	3.5%
Purchased Power					$921	$1,025	(10.1)%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	3,878	3,616	3,782	7.2%	2.5%
Cooling Degree-Days	377	391	266	(3.6)%	41.7%

Number of Electric Customers	2022	2021
Residential	3,711,023	3,697,515
Small commercial & industrial	390,357	388,877
Large commercial & industrial	1,900	1,852
Public authorities & electric railroads	4,853	4,873
Total	4,108,133	4,093,117
__________
(a)Reflects revenues from customers purchasing electricity directly from ComEd and customers purchasing electricity from a competitive electric generation supplier, as all customers are assessed delivery charges. For customers purchasing electricity from ComEd, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $3 million and $5 million for the three months ended June 30, 2022 and 2021, respectively, and $8 million and $11 million for the six months ended June 30, 2022 and 2021, respectively.
(d)Includes alternative revenue programs and late payment charges.

PECO Statistics
Three Months Ended June 30, 2022 and 2021

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2022	2021	% Change	Weather- Normal % Change	2022	2021	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	3,060	3,116	(1.8)%	(1.1)%	$431	$383	12.5%
Small commercial & industrial	1,813	1,758	3.1%	3.0%	126	99	27.3%
Large commercial & industrial	3,416	3,475	(1.7)%	(1.8)%	72	59	22.0%
Public authorities & electric railroads	135	121	11.6%	11.9%	7	8	(12.5)%
Other(b)	—	—	n/a	n/a	68	54	25.9%
Total electric revenues(c)	8,424	8,470	(0.5)%	(0.4)%	704	603	16.7%
Other Revenues(d)					4	7	(42.9)%
Total Electric Revenues					708	610	16.1%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	5,206	5,027	3.6%	4.9%	71	55	29.1%
Small commercial & industrial	3,638	3,121	16.6%	17.2%	29	22	31.8%
Large commercial & industrial	4	2	100.0%	12.6%	—	—	N/A
Transportation	5,707	5,468	4.4%	5.7%	6	5	20.0%
Other(f)	—	—	n/a	n/a	2	1	100.0%
Total natural gas revenues(g)	14,555	13,618	6.9%	8.0%	108	83	30.1%
Other Revenues(d)					—	—	100.0%
Total Natural Gas Revenues					108	83	30.1%
Total Electric and Natural Gas Revenues					$816	$693	17.7%
Purchased Power and Fuel					$283	$207	36.7%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	385	404	424	(4.7)%	(9.2)%
Cooling Degree-Days	434	418	391	3.8%	11.0%

Six Months Ended June 30, 2022 and 2021

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2022	2021	% Change	Weather- Normal % Change	2022	2021	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	6,818	6,883	(0.9)%	0.1%	$918	$816	12.5%
Small commercial & industrial	3,750	3,639	3.1%	3.2%	237	199	19.1%
Large commercial & industrial	6,748	6,747	—%	—%	136	116	17.2%
Public authorities & electric railroads	317	270	17.4%	17.7%	15	17	(11.8)%
Other(b)	—	—	n/a	n/a	130	106	22.6%
Total electric revenues(c)	17,633	17,539	0.5%	1.0%	1,436	1,254	14.5%
Other Revenues(d)					13	17	(23.5)%
Total Electric Revenues					1,449	1,271	14.0%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	26,043	25,701	1.3%	4.4%	289	215	34.4%
Small commercial & industrial	14,184	13,291	6.7%	8.4%	105	81	29.6%
Large commercial & industrial	14	9	55.6%	11.4%	—	—	N/A
Transportation	13,346	13,118	1.7%	2.7%	14	12	16.7%
Other(f)	—	—	n/a	n/a	5	3	66.7%
Total natural gas revenues(g)	53,587	52,119	2.8%	5.0%	413	311	32.8%
Other Revenues(d)					1	—	100.0%
Total Natural Gas Revenues					414	311	33.1%
Total Electric and Natural Gas Revenues					$1,863	$1,582	17.8%
Purchased Power and Fuel					$689	$523	31.7%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	2,613	2,706	2,840	(3.4)%	(8.0)%
Cooling Degree-Days	435	423	392	2.8%	11.0%

Number of Electric Customers	2022	2021	Number of Natural Gas Customers	2022	2021
Residential	1,521,728	1,513,456	Residential	499,678	494,895
Small commercial & industrial	155,484	154,842	Small commercial & industrial	44,726	44,450
Large commercial & industrial	3,114	3,108	Large commercial & industrial	10	6
Public authorities & electric railroads	10,386	10,285	Transportation	659	677
Total	1,690,712	1,681,691	Total	545,073	540,028
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million for both the three months ended June 30, 2022 and 2021, respectively, and $2 million and $3 million for the six months ended June 30, 2022 and 2021, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling less than $1 million for both the three months ended June 30, 2022 and 2021, respectively, and less than $1 million and $1 million for the six months ended June 30, 2022 and 2021, respectively.

BGE Statistics
Three Months Ended June 30, 2022 and 2021

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2022	2021	% Change	Weather- Normal % Change	2022	2021	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	2,752	2,772	(0.7)%	(0.1)%	$334	$299	11.7%
Small commercial & industrial	637	627	1.6%	0.8%	70	60	16.7%
Large commercial & industrial	3,214	3,192	0.7%	1.1%	129	108	19.4%
Public authorities & electric railroads	53	49	8.2%	11.4%	7	7	—%
Other(b)	—	—	n/a	n/a	99	87	13.8%
Total electric revenues(c)	6,656	6,640	0.2%	0.6%	639	561	13.9%
Other Revenues(d)					(10)	(3)	233.3%
Total Electric Revenues					629	558	12.7%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	4,943	4,948	(0.1)%	(2.8)%	96	81	18.5%
Small commercial & industrial	1,389	1,306	6.4%	4.6%	18	13	38.5%
Large commercial & industrial	9,168	8,224	11.5%	11.3%	35	27	29.6%
Other(f)	931	903	3.1%	n/a	12	6	100.0%
Total natural gas revenues(g)	16,431	15,381	6.8%	5.7%	161	127	26.8%
Other Revenues(d)					(4)	(3)	33.3%
Total Natural Gas Revenues					157	124	26.6%
Total Electric and Natural Gas Revenues					$786	$682	15.2%
Purchased Power and Fuel					$289	$219	32.0%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	446	469	499	(4.9)%	(10.6)%
Cooling Degree-Days	279	300	259	(7.0)%	7.7%

Six Months Ended June 30, 2022 and 2021

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2022	2021	% Change	Weather- Normal % Change	2022	2021	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	6,321	6,310	0.2%	(0.9)%	$752	$662	13.6%
Small commercial & industrial	1,372	1,350	1.6%	0.6%	151	129	17.1%
Large commercial & industrial	6,387	6,300	1.4%	1.7%	260	213	22.1%
Public authorities & electric railroads	106	97	9.3%	9.0%	14	13	7.7%
Other(b)	—	—	n/a	n/a	196	165	18.8%
Total electric revenues(c)	14,186	14,057	0.9%	0.4%	1,373	1,182	16.2%
Other Revenues(d)					(7)	8	(187.5)%
Total Electric Revenues					1,366	1,190	14.8%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	26,061	23,399	11.4%	7.9%	378	297	27.3%
Small commercial & industrial	6,050	5,324	13.6%	9.0%	63	48	31.3%
Large commercial & industrial	23,911	22,263	7.4%	6.6%	100	81	23.5%
Other(f)	5,391	8,512	(36.7)%	n/a	47	36	30.6%
Total natural gas revenues(g)	61,413	59,498	3.2%	7.5%	588	462	27.3%
Other Revenues(d)					(14)	4	(450.0)%
Total Natural Gas Revenues					574	466	23.2%
Total Electric and Natural Gas Revenues					$1,940	$1,656	17.1%
Purchased Power and Fuel					$743	$550	35.1%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	2,688	2,666	2,887	0.8%	(6.9)%
Cooling Degree-Days	279	300	259	(7.0)%	7.7%

Number of Electric Customers	2022	2021	Number of Natural Gas Customers	2022	2021
Residential	1,200,397	1,192,135	Residential	653,409	647,534
Small commercial & industrial	115,769	114,682	Small commercial & industrial	38,227	38,223
Large commercial & industrial	12,721	12,528	Large commercial & industrial	6,211	6,132
Public authorities & electric railroads	267	267	Total	697,847	691,889
Total	1,329,154	1,319,612
__________
(a)Reflects revenues from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million and $4 million for the three months ended June 30, 2022 and 2021, respectively, and $3 million and $6 million for the six months ended June 30, 2022 and 2021, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling $1 million and $3 million for the three months ended June 30, 2022 and 2021, respectively, and $7 million for both the six months ended June 30, 2022 and 2021.

Pepco Statistics
Three Months Ended June 30, 2022 and 2021

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2022	2021	% Change	Weather- Normal % Change	2022	2021	% Change
Electric Deliveries and Revenues(a)
Residential	1,719	1,819	(5.5)%	(5.9)%	$234	$223	4.9%
Small commercial & industrial	257	280	(8.2)%	(8.4)%	35	32	9.4%
Large commercial & industrial	3,384	3,175	6.6%	6.4%	250	188	33.0%
Public authorities & electric railroads	125	217	(42.4)%	(42.4)%	8	10	(20.0)%
Other(b)	—	—	n/a	n/a	54	50	8.0%
Total electric revenues(c)	5,485	5,491	(0.1)%	(0.4)%	581	503	15.5%
Other Revenues(d)					—	20	(100.0)%
Total Electric Revenues					$581	$523	11.1%
Purchased Power					$162	$133	21.8%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	325	331	309	(1.8)%	5.2%
Cooling Degree-Days	498	496	508	0.4%	(2.0)%

Six Months Ended June 30, 2022 and 2021

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2022	2021	% Change	Weather- Normal % Change	2022	2021	% Change
Electric Deliveries and Revenues(a)
Residential	4,006	4,038	(0.8)%	(1.0)%	$509	$476	6.9%
Small commercial & industrial	556	578	(3.8)%	(4.2)%	73	65	12.3%
Large commercial & industrial	6,633	6,229	6.5%	6.0%	503	372	35.2%
Public authorities & electric railroads	275	341	(19.4)%	(19.1)%	16	16	—%
Other(b)	—	—	n/a	n/a	100	101	(1.0)%
Total electric revenues(c)	11,470	11,186	2.5%	2.2%	1,201	1,030	16.6%
Other Revenues(d)					(6)	46	(113.0)%
Total Electric Revenues					$1,195	$1,076	11.1%
Purchased Power					$375	$298	25.8%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	2,338	2,343	2,422	(0.2)%	(3.5)%
Cooling Degree-Days	504	503	510	0.2%	(1.2)%

Number of Electric Customers	2022	2021
Residential	850,569	837,744
Small commercial & industrial	54,349	53,669
Large commercial & industrial	22,771	22,579
Public authorities & electric railroads	194	178
Total	927,883	914,170
__________
(a)Reflects revenues from customers purchasing electricity directly from Pepco and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from Pepco, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million and $1 million for the three months ended June 30, 2022 and 2021, respectively, and $2 million and $3 million for the six months ended June 30, 2022 and 2021, respectively.
(d)Includes alternative revenue programs and late payment charge revenues.

DPL Statistics
Three Months Ended June 30, 2022 and 2021

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2022	2021	% Change	Weather - Normal % Change	2022	2021	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	1,106	1,131	(2.2)%	(0.3)%	$155	$147	5.4%
Small commercial & industrial	536	557	(3.8)%	(3.0)%	51	46	10.9%
Large commercial & industrial	1,025	1,066	(3.8)%	(3.3)%	30	22	36.4%
Public authorities & electric railroads	10	12	(16.7)%	(16.4)%	3	3	—%
Other(b)	—	—	n/a	n/a	57	46	23.9%
Total electric revenues(c)	2,677	2,766	(3.2)%	(2.1)%	296	264	12.1%
Other Revenues(d)					(1)	10	(110.0)%
Total Electric Revenues					295	274	7.7%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	983	713	37.9%	44.6%	17	12	41.7%
Small commercial & industrial	570	430	32.6%	39.2%	8	6	33.3%
Large commercial & industrial	402	393	2.3%	2.3%	3	1	200.0%
Transportation	1,444	1,470	(1.8)%	(0.7)%	3	3	—%
Other(g)	—	—	n/a	n/a	6	2	200.0%
Total natural gas revenues	3,399	3,006	13.1%	16.3%	37	24	54.2%
Other Revenues(f)					—	—	n/a
Total Natural Gas Revenues					37	24	54.2%
Total Electric and Natural Gas Revenues					$332	$298	11.4%
Purchased Power and Fuel					$135	$108	25.0%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	429	461	463	(6.9)%	(7.3)%
Cooling Degree-Days	342	373	348	(8.3)%	(1.7)%

Natural Gas Service Territory				% Change
Heating Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	441	480	492	(8.1)%	(10.4)%

Six Months Ended June 30, 2022 and 2021

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2022	2021	% Change	Weather - Normal % Change	2022	2021	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	2,683	2,651	1.2%	1.4%	$362	$337	7.4%
Small commercial & industrial	1,142	1,116	2.3%	2.5%	107	92	16.3%
Large commercial & industrial	2,040	1,985	2.8%	3.0%	56	43	30.2%
Public authorities & electric railroads	23	24	(4.2)%	(6.0)%	7	7	—%
Other(b)	—	—	n/a	n/a	113	87	29.9%
Total rate-regulated electric revenues(c)	5,888	5,776	1.9%	2.1%	645	566	14.0%
Other Revenues(d)					(2)	19	(110.5)%
Total Electric Revenues					643	585	9.9%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	5,436	5,107	6.4%	6.3%	68	57	19.3%
Small commercial & industrial	2,550	2,295	11.1%	12.0%	29	24	20.8%
Large commercial & industrial	863	853	1.2%	1.1%	6	3	100.0%
Transportation	3,650	3,694	(1.2)%	(0.7)%	7	8	(12.5)%
Other(f)	—	—	n/a	n/a	10	3	233.3%
Total rate-regulated natural gas revenues	12,499	11,949	4.6%	4.9%	120	95	26.3%
Other Revenues(d)					—	—	n/a
Total Natural Gas Revenues					120	95	26.3%
Total Electric and Natural Gas Revenues					$763	$680	12.2%
Purchased Power and Fuel					$324	$263	23.2%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	2,693	2,730	2,865	(1.4)%	(6.0)%
Cooling Degree-Days	346	378	349	(8.5)%	(0.9)%

Natural Gas Service Territory				% Change
Heating Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	2,796	2,838	2,993	(1.5)%	(6.6)%

Number of Electric Customers	2022	2021	Number of Natural Gas Customers	2022	2021
Residential	479,728	475,061	Residential	128,715	127,503
Small commercial & industrial	63,574	62,880	Small commercial & industrial	10,068	9,953
Large commercial & industrial	1,222	1,213	Large commercial & industrial	16	18
Public authorities & electric railroads	598	607	Transportation	157	158
Total	545,122	539,761	Total	138,956	137,632
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from DPL and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from DPL, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million for both the three months ended June 30, 2022 and 2021, and $3 million and $4 million for the six months ended June 30, 2022 and 2021, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from DPL and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from DPL, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.

ACE Statistics
Three Months Ended June 30, 2022 and 2021

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2022	2021	% Change	Weather - Normal % Change	2022	2021	% Change
Electric Deliveries and Revenues(a)
Residential	859	975	(11.9)%	(9.7)%	$159	$167	(4.8)%
Small commercial & industrial	362	333	8.7%	9.7%	54	46	17.4%
Large commercial & industrial	808	761	6.2%	6.7%	52	47	10.6%
Public authorities & electric railroads	11	11	—%	(5.8)%	4	4	—%
Other(b)	—	—	n/a	n/a	55	43	27.9%
Total electric revenues(c)	2,040	2,080	(1.9)%	(0.5)%	324	307	5.5%
Other Revenues(d)					(15)	12	(225.0)%
Total Electric Revenues					$309	$319	(3.1)%
Purchased Power					$123	$154	(20.1)%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	533	525	540	1.5%	(1.3)%
Cooling Degree-Days	275	321	305	(14.3)%	(9.8)%

Six Months Ended June 30, 2022 and 2021

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2022	2021	% Change	Weather - Normal % Change	2022	2021	% Change
Electric Deliveries and Revenues(a)
Residential	1,777	1,903	(6.6)%	(6.0)%	$329	$329	—%
Small commercial & industrial	701	638	9.9%	9.7%	101	85	18.8%
Large commercial & industrial	1,511	1,477	2.3%	2.3%	96	90	6.7%
Public authorities & electric railroads	25	24	4.2%	0.6%	8	7	14.3%
Other(b)	—	—	n/a	n/a	136	95	43.2%
Total electric revenues(c)	4,014	4,042	(0.7)%	(0.5)%	670	606	10.6%
Other Revenues(d)					(12)	23	(152.2)%
Total Electric Revenues					$658	$629	4.6%
Purchased Power					$301	$311	(3.2)%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	2,969	2,873	2,994	3.3%	(0.8)%
Cooling Degree-Days	277	325	305	(14.8)%	(9.2)%

Number of Electric Customers	2022	2021
Residential	501,494	499,436
Small commercial & industrial	62,291	61,836
Large commercial & industrial	3,085	3,243
Public authorities & electric railroads	726	707
Total	567,596	565,222
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from ACE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from ACE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million for both the three months ended June 30, 2022 and 2021, and $2 million and $1 million for the six months ended June 30, 2022 and 2021, respectively.
(d)Includes alternative revenue programs.